UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT
     Pursuant  to  Section  13  or  15(d) of the Securities Exchange Act of 1934



        Date  of  Report  (Date  of  Earliest  Event  Reported):  April 23, 2004


                        Telecommunication  Products,  Inc.
             (Exact  name  of  Registrant  as  specified  in  its  charter)


     Colorado                       0-11882                     4-0916299
(State  or  other           (Commission  File  Number)      (I.R.S.  Employer
jurisdiction  of                                         Identification  No.)
incorporation)


                        9171  Wilshire  Boulevard,  Suite  B
                        Beverly  Hills,  California  90210
                    -----------------------------------------
               (Address  of  principal  executive  offices)(Zip  Code)


        Registrant's  telephone  number,  including  area  code:  (310)281-2571

ITEM  5.   OTHER  EVENTS  AND  REG.  FD  DISCLOSURE

On April 23, 2004, the Registrant entered into a Membership Interest Purchase Agreement to acquire a 20% interest of B2 Networks, LLC. The investment requires the Registrant to issue 1,666,667 shares of its common stock and make incremental payments totaling $500,000.

The Membership Interest Purchase Agreement is attached hereto as Exhibit 10.1. The foregoing description of the terms and conditions of the Membership Interest Purchase Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Membership Interest Purchase Agreement.


EXHIBIT  INDEX

Number    Exhibit  Description

10.1 Membership Purchase Agreement between the Registrant and B2 Networks, LLC dated April 23, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TELECOMMUNICATION  PRODUCTS,  INC.



Date:  April 30,  2004                             /s/  Robert C. Russell

                                                    ----------------------------
                                                Name:  Robert  C.  Russell
                                               Title:  Chief  Executive Officer